UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2012

FUEL TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33059	20-5657551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fuel Tech, Inc.

27601 Bella Vista Parkway

Warrenville, IL 60555-1617

630-845-4500

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 5, 2012, Fuel Tech, Inc. (“Fuel Tech” or the “Registrant”) issued a press release which contained, among other things, an announcement of Fuel Tech’s financial results for the fiscal quarter ended September 30, 2012. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Fuel Tech, Inc. dated November 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc.
(Registrant)
Date: November 5, 2012
	By:	/s/ David S. Collins
David S. Collins
Senior Vice President, Treasurer and Chief Financial Officer